EXHIBIT 24



                            BANKERS TRUST CORPORATION
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust Corporation (the "Corporation"), a New York corporation, hereby appoints each of Frank N. Newman, George J. Vojta, Richard
H. Daniel, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended (collectively the "Acts"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of the securities of the Corporation in connection with the public offering of such securities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement to be filed with the Securities and Exchange Commission to any and all amendments, including pre- and post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement and amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                                          DATE
---------                         -----                                          ----

/s/ Frank N. Newman               Chairman of the Board, Chief Executive         March 16, 1999
---------------------------       Officer and President (Principal Executive
   (Frank N. Newman)              Officer)

/s/ Richard H. Daniel             Vice Chairman and Chief Financial              March 16, 1999
---------------------------       Officer (Principal Financial Officer)
   (Richard H. Daniel)

/s/ David C. Fisher               Controller and Principal Accounting            March 16, 1999
---------------------------       Officer
   (David C. Fisher)

/s/ Lee A. Ault III               Director                                       March 16, 1999
---------------------------
   (Lee A. Ault III)

                                  Director
---------------------------
   (Neil R. Austrian)

/s/ George B. Beitzel             Director                                       March 16, 1999
---------------------------
   (George B. Beitzel)

/s/ Phillip A. Griffiths          Director                                       March 16, 1999
---------------------------
   (Phillip A. Griffiths)



SIGNATURE                         TITLE                                          DATE
---------                         -----                                          ----


/s/ William R. Howell             Director                                       March 16, 1999
---------------------------
   (William R. Howell)

/s/ Vernon E. Jordan, Jr.         Director                                       March 16, 1999
---------------------------
   (Vernon E. Jordan, Jr.)

/s/ Hamish Maxwell                Director                                       March 16, 1999
---------------------------
   (Hamish Maxwell)

/s/ N.J. Nicholas Jr.             Director                                       March 16, 1999
---------------------------
   (N.J. Nicholas Jr.)

/s/ Russell E. Palmer             Director                                       March 16, 1999
---------------------------
   (Russell E. Palmer)

/s/ Donald L. Staheli             Director                                       March 16, 1999
---------------------------
   (Donald L. Staheli)

/s/ Patricia Carry Stewart        Director                                       March 16, 1999
---------------------------
   (Patricia Carry Stewart)

/s/ G. Richard Thoman             Director                                       March 16, 1999
---------------------------
   (G. Richard Thoman)

/s/ George J. Vojta               Vice Chairman and Director                     March 16, 1999
---------------------------
   (George J. Vojta)

/s/ Paul A. Volcker               Director                                       March 16, 1999
---------------------------
   (Paul A. Volcker)
